Exhibit 99.1

                            Section 906 Certification
                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND
                           PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Quarterly Report on Form 10-Q of Financial Federal Corporation for the quarter ended October 31, 2002, each of the undersigned officers, being the Chief Executive Officer and the Chief Financial Officer, respectively, of Financial Federal Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) such Quarterly Report on Form 10-Q for the quarter ended October 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended October 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Financial Federal Corporation.



December 9, 2002                        /s/ Paul R. Sinsheimer
----------------                        -------------------------------------
Date                                    Paul R. Sinsheimer
                                        Chief Executive Officer and President



December 9, 2002                        /s/ Steven F. Groth
----------------                        -------------------------------------
Date                                    Steven F. Groth
                                        Chief Financial Officer and
                                        Senior Vice President